Postretirement Plans	12 Months Ended
Sep. 30, 2013
Postemployment Benefits [Abstract]
Postretirement Plans
POSTRETIREMENT PLANS

The Company sponsors unfunded postretirement benefit plans (primarily health care) for certain U.S. retirees and their dependents. The components of net postretirement benefits expense for the years ended September 30 follow:

	2011	2012	2013
Service cost	$3	2	2
Interest cost	17	16	12
Net amortization	(7)	(11)	(13)
Net postretirement expense	$13	7	1

Reconciliations of the actuarial present value of accumulated postretirement benefit obligations follow:

	2012	2013
Benefit obligation, beginning	$392	367
Service cost	2	2
Interest cost	16	12
Actuarial (gain) loss	(10)	(83)
Benefits paid	(17)	(20)
Plan amendments	(16)	—
Benefit obligation, ending (recognized in balance sheet)	$367	278

As of September 30, 2013 there were $169 of deferred actuarial gains in accumulated other comprehensive income, of which approximately $21 will be amortized into earnings in 2014. The assumed discount rates used in measuring the benefit obligations as of September 30, 2013, 2012 and 2011, were 4.00 percent, 3.25 percent and 4.25 percent, respectively. The assumed health care cost trend rate for 2014 is 7.0 percent, declining to 5.0 percent in 2018, and for 2013 was 7.5 percent, declining to 5.0 percent in 2018. A one-percentage-point increase or decrease in the assumed health care cost trend rate for each year would increase or decrease postretirement expense and the benefit obligation by inconsequential amounts. The Company estimates that future health care benefit payments will be $26 in 2014, $26 in 2015, $25 in 2016, $25 in 2017, $25 in 2018 and $113 in total over the five years 2019 through 2023.